POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Lee Abraham, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director/Trustee of the High Income Opportunity Fund Inc., Smith Barney Funds, Inc., Smith Barney Intermediate Municipal Fund, Inc., Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Fund, Inc., Smith Barney Municipal Money Market Fund, Inc. Smith Barney Small Cap Blend Fund, Inc. and Smith Barney Variable Account Funds and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May. 1999.


                                        /s/ Lee Abraham
                                        ----------------------------------------
                                        Lee Abraham

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Richard E. Hanson, Jr., hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director/Trustee of the High Income Opportunity Fund Inc., Smith Barney Funds, Inc., Smith Barney Intermediate Municipal Fund, Inc., Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Fund, Inc., Smith Barney Municipal Money Market Fund, Inc. Smith Barney Small Cap Blend Fund, Inc. and Smith Barney Variable Account Funds and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ Richard E. Hanson, Jr.
                                        ----------------------------------------
                                        Richard E. Hanson, Jr.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jane F. Dasher, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director/Trustee of the High Income Opportunity Fund Inc., Smith Barney Funds, Inc., Smith Barney Intermediate Municipal Fund, Inc., Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Fund, Inc., Smith Barney Municipal Money Market Fund, Inc. Smith Barney Small Cap Blend Fund, Inc. and Smith Barney Variable Account Funds and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ Jane F. Dasher
                                        ----------------------------------------
                                        Jane F. Dasher

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Allan J. Bloostein, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director/Trustee of the High Income Opportunity Fund Inc., Smith Barney Funds, Inc., Smith Barney Intermediate Municipal Fund, Inc., Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Fund, Inc., Smith Barney Municipal Money Market Fund, Inc. Smith Barney Small Cap Blend Fund, Inc. and Smith Barney Variable Account Funds and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the dare hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ Allan J. Bloostein
                                        ----------------------------------------
                                        Allan J. Bloostein

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Donald R. Foley, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Trustee of the Smith Barney Equity Funds and Smith Barney Income Funds, and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ Donald R. Foley
                                        ----------------------------------------
                                        Donald R. Foley

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Roderick C. Rasmussen, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Trustee of the Smith Barney Equity Funds and Smith Barney Income Funds, and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ Roderick C. Rasmussen
                                        ----------------------------------------
                                        Roderick C. Rasmussen

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I John P. Toolan, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Trustee of the Smith Barney Equity Funds and Smith Barney Income Funds, and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ John P. Toolan
                                        ----------------------------------------
                                        John P. Toolan

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I Paul Hardin, hereby make, constitute and appoint Heath B. McLendon, Christina T. Sydor and Gordon E. Swartz, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Trustee of the Smith Barney Equity Funds and Smith Barney Income Funds, and all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-IA required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 20th day of May, 1999.


                                        /s/ Paul Hardin
                                        ----------------------------------------
                                        Paul Hardin